UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 11, 2004

Commission file number:	333-113867-04

CPI HOLDCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

75-3142681
(I.R.S. Employer Identification No.)

811 Hansen Way
Palo Alto, California 94303-1110
(650) 846-2900
(Address of Principal Executive Offices and Telephone Number,
Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

On October 8, 2004, Communications & Power Industries, Inc. (“CPI”) completed its previously announced acquisition of Econco Broadcast Service, Inc. from the founders and controlling shareholders of the company. The acquisition was funded from internally generated funds, and did not require an increase or drawdown of any of CPI’s borrowing facilities.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2004	CPI HOLDCO, INC.
	By:	/s/ O. Joe. Caldarelli
O. Joe Caldarelli
Chief Executive Officer

Index to Exhibits

Exhibit Number	Exhibit
99.1	Press Release